UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 2, 2005

                           U.S. PHYSICAL THERAPY, INC.
             (Exact name of registrant as specified in its charter)

          Nevada                           1-11151               76-0364866
----------------------------               -------            -------------
(State or other jurisdiction of       (Commission File        (I.R.S. Employer
 incorporation or organization)            Number)           Identification No.)


1300 West Sam Houston Parkway South, Suite 300, Houston, Texas          77042
--------------------------------------------------------------          -----
    (Address of Principal Executive Offices)                          (Zip Code)

       Registrant's telephone number, including area code: (713) 297-7000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange
    Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL RESULTS

On August 2, 2005, U.S. Physical Therapy, Inc. reported its results for the second quarter and six months ended June 30, 2005. A copy of the press release is attached hereto as Exhibit 99.1.

The press release contains certain non-GAAP financial measures as defined under Regulation G of the rules and regulations of the SEC. The non-GAAP financial measures contained in the presentation include presentation of results excluding gain related to sold clinics and certain costs related to CEO severance and recruiting fees. Management believes providing this non-GAAP financial information to investors is useful information for comparing the Company's period-to-period results because the excluded amounts were material in amount and generally non-recurring in nature and did not occur in the current periods.

Item 9.01  Financial Statements and Exhibits

(a) None.

(b) None.

(c) Exhibits

Exhibits           Description of Exhibits
--------           -----------------------

99.1 Registrant's press release dated August 2, 2005 announcing financial results for the second quarter and six months ended June 30, 2005.*

*Furnished herewith.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           U.S. PHYSICAL THERAPY, INC.


Dated: August 2, 2005                By:  /s/ LAWRANCE W. MCAFEE
                                         ------------------------
                                            Lawrance W. McAfee
                                          Chief Financial Officer
                                (duly authorized officer and principal financial
                                           and accounting officer)


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                                INDEX TO EXHIBITS

EXHIBIT            DESCRIPTION OF EXHIBIT
-------            ----------------------

99.1               Press Release dated August 2, 2005.*

* Furnished herewith


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